Exhibit 10AC

SECOND AMENDMENT TO CONTRACT

THIS SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Second Amendment") is made and entered into as of the 7th day of August, 2008 (the "Amendment Date"), by and among DAVIDSON DIVERSIFIED REAL ESTATE I, L.P., a Delaware limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller"), and VL APARTMENTS, LLC, an Indiana limited liability company, having a principal address at 320 E. 90th Drive, Merrillville, Indiana 46410 ("Purchaser").

Recitals:

WHEREAS, Seller and Purchaser are parties to a Purchase and Sale Contract dated as of June 26, 2008 (as amended, the "Contract"), for the real property identified therein.

WHEREAS, Seller and Purchaser desire to amend the Contract on the terms set forth herein.

NOW, THEREFORE, in consideration of the Contract, the covenants, promises, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Agreement:

1.

 Purchase Price Credit. Purchaser shall receive a credit at Closing against the Purchase Price in an amount equal to $30,000.00 for the purpose of making capital repairs to the Property.

2.

 Ratification of Contract. All terms and provisions of the Contract not specifically modified or amended by this Second Amendment shall remain in full force and effect, and the Contract, as expressly modified herein, is hereby ratified, confirmed and approved in all respects by the parties hereto.

3.

Miscellaneous. The following provisions shall apply with respect to this Second Amendment:

a.

Capitalized terms used, but not otherwise defined, herein shall have the same meaning as ascribed to such terms in the Contract.

b.

In the event of any conflict between the Contract and this Second Amendment, the terms and conditions of this Second Amendment shall control.

c.

This Second Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement. Executed copies hereof may be delivered by telecopier or electronic mail and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.

NOW, THEREFORE, the parties hereto have executed this Second Amendment to Purchase and Sale Contract as of the date first set forth above.

SELLER:

DAVIDSON DIVERSIFIED REAL ESTATE I, L.P.,

a Delaware limited partnership

By:

DAVIDSON DIVERSIFIED PROPERTIES, INC.,

a Tennessee corporation,

its managing general partner

                                                                 By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

[Purchaser's signature continues on next page]

[Purchaser's signature to Second Amendment to Purchase and Sale Agreement]

PURCHASER:

VL APARTMENTS, LLC,

an Indiana limited liability company

By:  /s/Nancy L. Clifford

Name:  Nancy L. Clifford

Title:  General Manager